SECOND AMENDMENT (this "Amendment") dated as of August 22, 1997, to the Master Credit Support Agreement dated as of December 3, 1996, between GENESIS CRUDE OIL, L.P., a Delaware limited partnership ("Genesis OLP"), and SALOMON INC, a Delaware corporation ("Salomon"), as amended by the First Amendment dated as of May 12, 1997 (as amended, the "Credit Agreement").





A. Genesis OLP and Salomon are parties to the Credit Agreement, pursuant to which Salomon has agreed to extend credit to Genesis OLP, subject to the terms and conditions set forth therein. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

B. To make certain changes requested by Genesis OLP, the parties hereto desire to amend the Credit Agreement as provided herein, subject to the terms and conditions set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments to Section 1.1. The following amendment is made to the definitions contained in Section 1.1 of the Credit Agreement:

(i) The definition of "Working Capital Facility Maturity Date" is hereby amended to read as follows:

"Working Capital Facility Maturity Date" shall mean September 30, 1997.

SECTION 2. Representations and Warranties. Genesis OLP hereby represents and warrants to Salomon, on and as of the date hereof, that:

(a) This Amendment has been duly authorized, executed and delivered by Genesis OLP, and each of this Amendment and the Credit Agreement as amended by this Amendment constitutes a legal, valid and binding obligation of Genesis OLP, enforceable in accordance with its terms.

(b) The representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof, and will be true and correct after giving effect to this Amendment.

(c) No Default or Event of Default has occurred and is continuing, or will have occurred or be continuing after giving effect to this Amendment.

SECTION 3. Miscellaneous. (a) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

(b) This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument.

(c) Except as specifically amended or modified hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first written above.

                               SALOMON INC,


                               By   /s/  Thomas W. Jasper
                                    ------------------------
                                    Name:  Thomas W. Jasper
                                    Title:  Treasurer


                               GENESIS CRUDE OIL, L.P., by
                               GENESIS ENERGY, L.L.C., its
                               operating general partner,


                               By   /s/  Allyn R. Skelton, II
                                    ---------------------------
                                    Name:  Allyn R. Skelton, II
                                    Title:  Chief Financial Officer